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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  JULY 20, 2000

                                INTERSPEED, INC.
               (Exact name of registrant as specified in charter)

        DELAWARE                            0-27401                    04-3333365
(State or other jurisdiction        (Commission file number)          (IRS employer
        of incorporation)                                           identification no.)

               39 HIGH STREET, NORTH ANDOVER, MASSACHUSETTS 01845
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (978) 688-6164

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ITEM 5 - OTHER EVENTS

         Interspeed, Inc. (the "Company") issued a press release on July 20, 2000 announcing its results for quarter ended June 30, 2000. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 - Press Release of Interspeed, Inc., dated July 20, 2000.

                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     INTERSPEED, INC.



Date: July 28, 2000                              By: /s/ William J. Burke
                                                     ---------------------------
                                                 Name: William J. Burke
                                                 Title: Chief Financial Officer


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                                  EXHIBIT INDEX

      EXHIBIT NO.    DESCRIPTION

      Exhibit 99.1 - Press Release of Interspeed, Inc., dated July 20, 2000.